Exhibit 31(a)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Henry M. Nahmad, certify that:

1.	I have reviewed this annual report on Form 10-K/A of EVI Industries, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Henry M. Nahmad
Henry M. Nahmad
Principal Executive Officer
Date: October 24, 2025